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

Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                           Aug 31, 1999
Current Due Period Ending                            Sep 30, 1999
Prior Distribution Date                              Sep 14, 1999
Distribution Date                                    Oct 14, 1999
Beginning Trust Principal Receivables            4,105,108,365.72
Average Principal Receivables                    4,104,937,835.45
FC&A Collections (Includes Recoveries)              64,771,302.74
Principal Collections                              134,834,398.30
Additional Balances                                 58,382,153.83
Net Principal Collections                           76,452,244.47
Defaulted Amount                                    33,144,878.15
Miscellaneous Payments                                       0.00
Principal Recoveries                                 1,736,151.00

Beginning Participation Invested Amount            677,977,428.18
Beginning Participation Unpaid Principal           677,977,428.17
Balance
Ending Participation Invested Amount               659,876,210.01
Ending Participation Unpaid Principal Balance      659,876,210.00

Accelerated Amortization Date                        Oct 31, 2002
Is it the Accelerated Amortization Period?                      0
0=No

OC Balance as % of Ending Participation                    9.769%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                   0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                  677,977,428.18
Numerator for Fixed Allocation                     699,259,561.89
Denominator - Max(Sum of Numerators, Principal   4,104,937,835.45
Receivables)
Applicable Allocation Percentage                         16.5161%
Investor FC&A Collections                           10,697,721.38

Series Participation Interest Default Amount
Numerator for Floating Allocation                  677,977,428.18
Denominator - Max(Sum of Numerators, Principal   4,104,937,835.45
Receivables)
Floating Allocation Percentage                           16.5161%
Series Participation Interest Default Amount         5,474,255.68


Principal Allocation Components
Numerator for Floating Allocation                  677,977,428.18
Numerator for Fixed Allocation                     699,259,561.89
Denominator - Max(Sum of Numerators, Principal   4,104,937,835.45
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through            6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                6.7500%
(c) Rate Sufficient to Cover Interest, Yield              5.3772%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid           677,977,428.17
Principal Balance
(e) Actual days in the Interest Period                         30
Series Participation Monthly Interest, [a*d*e]       3,813,623.03

Series Participation Interest Interest                       0.00
Shortfall
Previous Series Participation Interest Interest              0.00
Shortfall

Additional Interest                                          0.00







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Series Participation Interest Monthly Principal
Available Investor Principal Collections,           18,101,218.17
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       12,626,962.49
or e]
(b) prior to Accelerated Amort. Date or not         12,626,962.49
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       16.5161%
(d) Net Principal Collections                       76,452,244.47
(e) after Accelerated Amort Date or Early Amort     22,968,494.55
Period, [f*g]
(f) Fixed Allocation Percentage                          17.0346%
(g) Collections of Principal
                                                   134,834,398.30

(h) Minimum Principal Amount, [Min(i,l)]             9,441,247.74
(i)  Floating Allocation Percentage of              22,269,442.86
Principal Collections
(j)  2.5% or 2.2% of the Series Participation       14,915,503.42
Interest Invested Amount
(k) Series Participation Interest Net Default        5,474,255.68
Payment Amount
(l)  the excess of (j) over (k)                      9,441,247.74

(m) Series Participation Interest Net Default        5,474,255.68
Payment Amount

(n) Optional Repurchase Amount (principal only)              0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     10,697,721.38
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                  0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                0.00
than HFC
Series Participation Interest Monthly Interest       3,813,623.03
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall              0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                       0.00
Series Participation Interest Default Amount         5,474,255.68
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-             0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                 1,129,962.38
Excess [Sec. 4.11(a)(vi)]                              279,880.29

Series Participation Investor Charge Off [Sec.               0.00
4.12(a)]

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

Series 1997-2
Owner Trust
Calculations
Due Period         Sep 30,
Ending                1999
Payment Date       Oct 15,
                      1999

Calculation of
Interest
Expense

Index (LIBOR)    5.380000%
Accrual end        Oct 15,     Sep 15,         30
date, accrual         1999        1999
beginning date
and days in
Interest
Period
                 Class A-1   Class A-2  Class A-3    Class B Certificate    Overcoll
                                                                       s      Amount
Beginning      372,674,938  48,000,000 90,000,000 57,000,000  42,000,000  68,302,490
Unpaid
Principal
Balance
Previously            0.00        0.00       0.00       0.00        0.00
unpaid
interest/yield
Spread to            0.18%       0.29%      0.40%      0.65%       1.00%
index
Rate (capped     5.560000%   5.670000%  5.780000%  6.030000%   6.380000%
at 12.5%, 14%,
14%, 14%, 15%)
Interest/Yield   1,726,727     226,800    433,500    286,425     223,300
Payable on the
Principal
Balance
Interest on           0.00        0.00       0.00       0.00        0.00
previously
unpaid
interest/yield
Interest/Yield   1,726,727     226,800    433,500    286,425     223,300
Due
Interest/Yield   1,726,727     226,800    433,500    286,425     223,300
Paid

Summary

Beginning
Security       372,674,938  48,000,000 90,000,000 57,000,000  42,000,000  68,302,490
Balance
Beginning
Adjusted       372,674,938  48,000,000 90,000,000 57,000,000  42,000,000
Balance
Principal Paid                    0.00       0.00       0.00        0.00        0.00
                18,242,463
Ending
Security       354,432,474  48,000,000 90,000,000 57,000,000  42,000,000  68,443,736
Balance
Ending
Adjusted       354,432,474  48,000,000 90,000,000 57,000,000  42,000,000
Balance
Ending                                                           6.3648%
Certificate
Balance as %
Participation
Interest
Invested
Amount
Targeted
Balance        343,135,629  61,148,293 98,932,200 65,021,678  54,213,012
Minimum
Adjusted                    16,000,000 30,000,000 19,000,000  14,000,000  17,000,000
Balance
Certificate
Minimum                                                        6,665,410
Balance
Ending OC
Amount as                                                                 51,000,000
Holdback
Amount
Ending OC
Amount as                                                                 17,443,736
Accelerated
Prin Pmts

Beginning Net         0.00        0.00       0.00       0.00        0.00        0.00
Charge offs
Reversals             0.00        0.00       0.00       0.00        0.00        0.00
Charge offs           0.00        0.00       0.00       0.00        0.00        0.00
Ending Net            0.00        0.00       0.00       0.00        0.00        0.00
Charge Offs

Interest/Yield  $1.8933412  $4.7250000 $4.8166667 $5.0250000  $5.3166667
Paid per $1000
Principal Paid $20.0027012  $0.0000000 $0.0000000 $0.0000000  $0.0000000
per $1000


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

Series 1997-2  Owner Trust Calculations
Due Period                                         September 1999
Payment Date                                         Oct 15, 1999
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        18,101,218.17
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                          141,245.30

Series Participation Interest Monthly Interest       3,813,623.03

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.          1,726,727.21
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.            226,800.00
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.            433,500.00
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.              286,425.00
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.         223,300.00
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      18,101,218.17
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance              0.00
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt                  0.00
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance          141,245.30
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)                  0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                  0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                  0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated              775,625.52
Certificate - Sec. 3.05(a)(vii)






Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt              0.00
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total                 0.00
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback              0.00
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate                 0.00

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